                                                                    EXHIBIT 99.2


NationsBank
Financial Strategies Team
14 West 10th Street
Kansas City, MO  64189-0001


NATIONSBANK

May 5, 1998


Republic Group Incorporated
Republic Paperboard Company
Republic Paperboard Company of West Virginia
Republic Gypsum Company


c/o Doyle R. Ramsey
Vice President - Finance & CFO
Republic Group Incorporated
811 East 30th Avenue
Hutchinson, KS 67502

Re: Revolving Credit Promissory Note (the "Note") dated June 30, 1995, in the principal amount of $50,000,000.00) issued by Republic Gypsum Company, a Delaware corporation, n.k.a. Republic Group Incorporated, a Delaware corporation ("Borrower") and Boatmen's First National Bank of Kansas City, n.k.a. NationsBank, N.A. ("NationsBank").


Dear Doyle:

This letter agreement is to document the agreement between the Borrower and Republic Paperboard Company, a Kansas corporation, Republic Paperboard Company of West Virginia, a West Virginia corporation, Republic Gypsum Company, an Oklahoma corporation (collectively the "Guarantors") and NationsBank concerning modifying the maturity of the Note. The Borrower is seeking financing in the form of an $85,000,000.00 syndicated loan facility and the issuance and the issuance of $100,000,000.00 in high yield bonds. This alternate financing, when obtained, will be used in part to pay off the outstanding balance of the Note.

Based upon the foregoing, the Borrower, NationsBank and the Guarantors agree to amend the Note and the Revolving And Term Credit Agreement dated June 30, 1995 (the "Credit Agreement") as follows:

         (a) The Credit Agreement is amended such that the "Revolving Credit Maturity Date" as defined in Section 2.1 shall be the earlier of (i) the closing of the $85,000,000.00 syndicated loan


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
Mr. Doyle R. Ramsey
Republic Group Incorporated
May 5, 1998
Page 2


facility in favor of the Borrower, (ii) the issuance of the $100,000,000.00 in high yield bonds benefiting the Borrower, or (iii) June 30, 1999;

         (b) The definition of "Maturity", as contained in paragraph 1 of page 3 of the Note, is deleted and the following provision is inserted in lieu thereof:

                 (1) "Maturity" means the earlier of the (i) closing of the $85,000,000.00 syndicated loan facility in favor of the Borrower,
         (ii) issuance of the $100,000,000.00 in high yield bonds benefiting the Borrower, (iii) June 30, 1999, or (iv) such earlier date to which the maturity of the Note shall be accelerated as hereinafter provided.

Nothing in this letter agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents held by NationsBank and nothing in this letter agreement shall be deemed to constitute any alteration, waiver or variation of any of the terms of such Loan Documents except as expressly set forth herein. Further, the terms and provisions of the Credit Agreement, the Note, the Revolving Loan Guaranty and the Loan Documents as amended hereby, are ratified and confirmed by the Borrower and Guarantors in all respects.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWERS) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

On behalf of the Borrower and Guarantors, please indicate your agreement to the foregoing by executing this letter agreement in the space provided below. Please sign and return the original of this agreement to my attention. The Fourth Amendment to the Loan Documents will be effective upon receipt of this agreement. Thank you for your assistance.

Sincerely,

NATIONSBANK, N.A., successor by merger to Boatmen's First National Bank of Kansas City



By:  /s/  KURT A. KNUTSON
   ---------------------------------------------
   Kurt A. Knutson
   Vice President


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
Mr. Doyle R. Ramsey
Republic Group Incorporated
May 5, 1998
Page 3

THE UNDERSIGNED BORROWER AND GUARANTORS HEREBY AGREE TO THE TERMS OF THIS LETTER AGREEMENT AND HEREBY REPRESENT THAT THE OFFICER EXECUTING THIS LETTER AGREEMENT ON THEIR BEHALF IS DULY AUTHORIZED TO EXECUTE AND DELIVER THIS AGREEMENT.

ATTEST:                                    REPUBLIC GROUP INCORPORATED


/s/  JANEY L. RIFE                         By: /s/  DOYLE R. RAMSEY
-----------------------------                 --------------------------------
Janey L. Rife, Secretary                      Doyle R. Ramsey
                                              Vice President Finance
(Corporate Seal)                           Date:  May 15, 1998
                                                ------------------------------

ATTEST:                                    REPUBLIC PAPERBOARD COMPANY


/s/  JANEY L. RIFE                         By: /s/  DOYLE R. RAMSEY
-----------------------------                 --------------------------------
Janey L. Rife, Secretary                      Doyle R. Ramsey
                                              Vice President Finance
(Corporate Seal)                           Date:  May 15, 1998
                                                ------------------------------

ATTEST:                                    REPUBLIC PAPERBOARD COMPANY OF
                                           WEST VIRGINIA


/s/  JANEY L. RIFE                         By: /s/  DOYLE R. RAMSEY
-----------------------------                 --------------------------------
Janey L. Rife, Secretary                      Doyle R. Ramsey
                                              Vice President Finance
(Corporate Seal)                           Date:  May 15, 1998
                                                ------------------------------

ATTEST:                                    REPUBLIC GYPSUM COMPANY


/s/  JANEY L. RIFE                         By: /s/  DOYLE R. RAMSEY
-----------------------------                 --------------------------------
Janey L. Rife, Secretary                      Doyle R. Ramsey
                                              Vice President Finance
(Corporate Seal)                           Date:  May 15, 1998
                                                ------------------------------



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